As filed with the Securities and Exchange Commission on April 17, 2002

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

DEBT STRATEGIES FUND, INC. SENIOR HIGH INCOME PORTFOLIO, INC. P.O. Box 9011, Princeton, New Jersey 08543-9011 (Name of Registrant as Specified In Its Charter)

same as above (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

DEBT STRATEGIES FUND, INC. SENIOR HIGH INCOME PORTFOLIO, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

NOTICE OF 2002 ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON MAY 23, 2002

TO THE STOCKHOLDERS OF DEBT STRATEGIES FUND, INC. SENIOR HIGH INCOME PORTFOLIO, INC.:

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (each, a “Meeting” and collectively, the “Meetings”) of each of Debt Strategies Fund, Inc. (“Debt Strategies”) and Senior High Income Portfolio, Inc. (“SHIP”) (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, May 23, 2002 at 9:00 a.m. for stockholders of Debt Strategies and at 9:20 a.m. for stockholders of SHIP for the following purposes:

(1)	To elect a Board of Directors of each Fund to serve for the ensuing year; and

(2)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Each Fund’s Board of Directors has fixed the close of business on March 28, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting or any adjournment thereof.

A complete list of the stockholders of each Fund entitled to vote at its Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after May 9, 2002, at the offices of the Funds, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-800-645-4519.

By Order of the Boards of Directors BRADLEY J. LUCIDO Secretary of Debt Strategies Fund, Inc. and Senior High Income Portfolio, Inc.

Plainsboro, New Jersey Dated: April 17, 2002

COMBINED PROXY STATEMENT

DEBT STRATEGIES FUND, INC. SENIOR HIGH INCOME PORTFOLIO, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

2002 ANNUAL MEETINGS OF STOCKHOLDERS

May 23, 2002

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of Debt Strategies Fund, Inc. (“Debt Strategies”) and Senior High Income Portfolio, Inc. (“SHIP”) (each, a “Fund” and, collectively, the “Funds”) to be voted at the 2002 Annual Meetings of Stockholders of each Fund (each, a “Meeting” and collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, May 23, 2002 at 9:00 a.m. for stockholders of Debt Strategies and 9:20 a.m. for the stockholders of SHIP. The approximate mailing date of this Combined Proxy Statement is April 19, 2002.

All properly executed proxies received prior to the Meetings will be voted at the Meetings in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, such proxies will be voted for the election of the Board of Directors to serve for the ensuing year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

The Board of Directors of each Fund has fixed the close of business on March 28, 2002 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, Debt Strategies had outstanding 102,782,391 shares of common stock, and SHIP had outstanding 54,396,613 shares of common stock (collectively, “Common Stock”). To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Common Stock at such date.

The Board of Directors of each Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF DIRECTORS

     At the Meetings, the Board of Directors of each Fund will be elected to serve until the next Annual Meeting of Stockholders of that Fund and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the eight
(8) persons designated as Directors and named below.

The Board of Directors of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Boards of Directors may recommend.

Certain biographical and other information relating to the nominee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Funds is set forth below:

Name, Address and Age of Nominee	Position(s) Held with each Fund and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds# and Portfolios Overseen	Public Directorships
Terry K. Glenn (61)*(1) P.O. Box 9011 Princeton, New Jersey 08543-9011	President** and Director of Debt Strategies since 1999; President** and Director of SHIP since 1999

Chairman (Americas Region) since 2000 and Executive Vice President since 1983 of FAM and Merrill Lynch Investment Managers, L.P. (“MLIM”) (which terms as used herein include their corporate predecessors); President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. (“FDS”) since 1985.

			127 registered investment companies consisting of 184 portfolios	None

*	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P.
**	Elected and serves at the pleasure of the Board of Directors.
†	Serves until his successor is elected and qualified, or until his death or resignation, or removal as provided in the respective Fund’s by-laws or charter or by statute, or until December 31 of the year in which he turns 72.
(1)	Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.
#	The complex of funds advised by FAM and its affiliate, MLIM.

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Certain biographical and other information relating to the nominees who are not “interested persons,” as defined in the Investment Company Act, of the Funds is set forth below:

Name, Address and Age of Nominees *	Position(s) Held with each Fund and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships
Ronald W. Forbes (61) 400 Washington Avenue Albany, New York 12222	Director of Debt Strategies since1997 Director of SHIP since 1997	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.	46 registered investment companies consisting of 55 portfolios	None

Cynthia A. Montgomery (49) P.O. Box 9011 Princeton, New Jersey 08543-9011	Director of Debt Strategies since 1997 Director of SHIP since 1993	Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor, Graduate School of Business Administration, the University of Michigan from 1979 to 1985.	46 registered investment companies consisting of 55 portfolios	UnumProvident Corporation (insurance products); Newell Rubbermaid Inc.

Charles C. Reilly (70) P.O. Box 9011 Princeton, New Jersey 08543-9011	Director of Debt Strategies since 1997 Director of SHIP since 1993	Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.	46 registered investment companies consisting of 55 portfolios	None

Kevin A. Ryan (69) 127 Commonwealth Avenue Chestnut Hill, Massachusetts 02467	Director of Debt Strategies since 1997 Director of SHIP since 1993	Founder and currently Director Emeritus of the Boston University Center for the Advancement of Ethics and Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education of Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.	46 registered investment companies consisting of 55 portfolios	None
(footnotes on following page)

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Name, Address and Age of Nominees *	Position(s) Held with each Fund and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships
Roscoe S. Suddarth (66) 7403 MacKenzie Court Bethesda, Maryland 20817	Director of Debt Strategies since 2000 Director of SHIP since 2000	President, Middle East Institute, from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister, from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990.	46 registered investment companies consisting of 55 portfolios	None

Richard R. West (64) Box 604 Genoa, Nevada 89411	Director of Debt Strategies since 1997 Director of SHIP since 1993	Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration.	50 registered investment companies consisting of 66 portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust, Inc. (real estate holding company); Alexander’s, Inc. (real estate company)

Edward D. Zinbarg (67) 5 Hardwell Road Short Hills, New Jersey 07078	Director of Debt Strategies since 2000 Director of SHIP since 2000	Self-employed financial consultant since 1994; Executive Vice President of the Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.	46 registered investment companies consisting of 55 portfolios	None

*	Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or its affiliate, MLIM, acts as an investment adviser and is a member of the audit committee of the funds for which he or she currently serves as a director or trustee and will be a member of each Fund’s Audit and Oversight Committee if elected a Director.
†	Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Funds’ respective by-laws or charters or by statute, or until December 31 of the year in which he or she turns 72.

Audit Committee Report

The Board of Directors of each Fund has a standing Audit and Oversight Committee (the “Committee”), which consists of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and who are “independent” as defined in the listing standards of the New York Stock Exchange. Currently, Messrs. Forbes, Reilly, Ryan, Suddarth, West and Zinbarg and Ms. Montgomery are members of the Committee. The principal responsibilities of the Committee are to: (i) recommend to the Board of Directors the selection, retention or termination of the Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the

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independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) review on a periodic basis a formal written statement from the independent auditors with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommend that the Board of Directors take appropriate action in response to this statement to satisfy itself of the independent auditors’ independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls.

Each Fund adopted an Audit Committee Charter (the “Charter”) at a meeting held on June 8, 2000. Each Fund’s Board of Directors revised and reapproved its Charter on April 5, 2001. Each Fund’s Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Deloitte & Touche LLP. (“D&T”), independent auditors for each Fund, and (b) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with D&T. Each Fund’s Committee has considered whether the provision of non-audit services by the Fund’s independent auditors is compatible with maintaining the independence of those auditors.

At its meeting held on April 16, 2002, 2001, each Fund’s Committee reviewed and discussed the audit of each Fund’s financial statements with Fund management and D&T. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in each Fund’s Annual Report, the Committee would have been notified by Fund management or D&T. The Committees received no such notifications. At the same meeting, each Committee recommended to the Board that each Fund’s audited financial statements for each Fund’s fiscal year ended February 28, 2002 be included in that Fund’s annual report to stockholders.

In addition to the above, each Fund’s Committee also reviews and nominates candidates to serve as non-interested Directors. The Committees generally will not consider nominees recommended by stockholders of a Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

Committee and Board of Directors Meetings

During each Fund’s last fiscal year ended February 28, 2002, the Boards of Directors held four meetings and the Committee held four meetings. Each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the fiscal year and, if a member, the total number of meetings of the Committee held during such period.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

5

Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

Interested Persons

Each Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM, President of FAMD, Executive Vice President of Princeton Services, and President of Princeton Administrators, L.P.

Compensation of Directors

FAM, the investment adviser of each Fund, pays all compensation to all officers of each Fund and all Directors of each Fund who are affiliated with Merrill Lynch & Co., Inc. (“ML & Co.”) or its subsidiaries. Each Fund pays each Director not affiliated with FAM (each, a “non-interested Director”) an annual fee of $2,200 plus a fee of $325 for each in person Board meeting attended, together with such Director’s out-of-pocket expenses relating to attendance at such meetings. Each Fund also pays each member of its Committee, which consists of all the non-interested Directors, an annual fee of $2,200 plus a fee of $325 for each in person meeting attended, together with such Director’s out-of-pocket expenses relating to attendance at meetings. The Co-Chairmen of each Fund’s Committee receive an additional annual fee of $1,000.

The following table sets forth for the fiscal year ended February 28, 2002 compensation paid by each Fund to the non-interested Directors and, for the calendar year ended December 31, 2001, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLIM (“FAM/MLIM-Advised Funds”), to the non-interested Directors.

Name	Position with Fund	Compensation from Fund		Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Fund and Other FAM/MLIM- Advised Funds(1)
Ronald W. Forbes*	Director	Debt Strategies	$6,500	None	None	$293,400
		SHIP	$6,500
Cynthia A. Montgomery	Director	Debt Strategies	$5,600	None	None	$234,567
		SHIP	$5,600
Charles C. Reilly*	Director	Debt Strategies	$6,500	None	None	$293,400
		SHIP	$6,500
Kevin A. Ryan	Director	Debt Strategies	$6,000	None	None	$261,067
		SHIP	$6,000
(footnotes on following page)

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Name	Position with Fund	Compensation from Fund		Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Fund and Other FAM/MLIM- Advised Funds
Roscoe S. Suddarth	Director	Debt Strategies	$6,000	None	None	$250,633
		SHIP	$6,000
Richard R. West	Director	Debt Strategies	$6,000	None	None	$261,067
		SHIP	$6,000
Edward D. Zinbarg	Director	Debt Strategies	$6,000	None	None	$250,633
		SHIP	$6,000

*	Co-Chairmen of each Fund’s Committee.

Officers of each Fund

Each Fund’s Board of Directors has elected five officers of the Fund. The following sets forth information concerning each of these officers:

Name, Address* and Age of Officer	Position(s) Held with each Fund and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds Overseen	Public Directorships
Terry K. Glenn (61)	President† of each Fund since 1999	Chairman (Americas Region) since 2000 and Executive Vice President since 1983 of FAM and MLIM; President of Merrill Lynch Mutual Funds since 1999; President of FAMD since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Administrators, L.P. since 1988; Director of FDS since 1985.	127 registered investment companies consisting of 184 portfolios	None

Donald C. Burke (41)	Vice President of Debt Strategies since 1997; Vice President of SHIP since 1993 and Treasurer of each Fund since 1999	First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.	128 registered investment companies consisting of 185 portfolios	None
(footnotes on following page)

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Name, Address* and Age of Officer	Position(s) Held with each Fund and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds Overseen	Public Directorships
Kevin J. Booth (47)	Vice President of each Fund since 2001	Director of MLIM since 1998; Vice President of MLIM since 1991.	6 registered investment companies consisting of 6 portfolios	None

Joseph Matteo (38)	Vice President of each Fund since 2001	Director of MLIM since 2001; Vice President of MLIM since 1997; Vice President at The Bank of New York from 1994 to 1997.	6 registered investment companies consisting of 6 portfolios	None

Bradley J. Lucido (36)	Secretary of each Fund since 1999	Director of MLIM since 2002; Vice President of FAM since 1999; Attorney with FAM since 1995; Attorney in private practice from 1991 to 1995.	6 registered investment companies consisting of 6 portfolios	None

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of each Fund.
†	Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President.

Stock Ownership

Information relating to each Director nominee’s ownership in each Fund and in all registered FAM/MLIM-Advised Funds overseen or to be overseen by each Director nominee is set forth below:

Name	Aggregate Dollar Range of Equity in the Fund		Aggregate Dollar Range of Securities in all FAM/MLIM-Advised Funds overseen by each Director or Nominee in the Merrill Lynch Family of Funds
Interested Director:
Terry K. Glenn	Debt Strategies	None	over $100,000
	SHIP	None
Non-Interested Directors:
Ronald W. Forbes	Debt Strategies	$1–$10,000	over $100,000
	SHIP	$1–$10,000
Cynthia A. Montgomery	Debt Strategies	None	$10,001–$50,000
	SHIP	None
Charles C. Reilly	Debt Strategies	None	over $100,000
	SHIP	None
Kevin A. Ryan	Debt Strategies	$10,001–$50,000	over $100,000
	SHIP	$10,001–$50,000
Roscoe S. Suddarth	Debt Strategies	None	$10,001–$50,000
	SHIP	None
Richard R. West	Debt Strategies	over $100,000	over $100,000
	SHIP	$50,001–$100,000
Edward D. Zinbarg	Debt Strategies	None	over $100,000
	SHIP	None

8

As of the Record Date, other than Mr. Glenn, no Director or nominee or his or her immediate family members, owned beneficially or of record any securities of ML & Co. As of the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the Fund’s outstanding shares. At such date, Mr. Glenn, President and a Director of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

The Board of Directors of each Fund recommends that the stockholders vote “FOR” each of the nominees for Director.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation; Vote Required

The expenses of preparation, printing and mailing of the enclosed forms of proxy and accompanying Notice and Combined Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.

In order to obtain the necessary quorum at each Meeting (i.e., a majority of the Fund’s Common Stock entitled to vote at the Meeting, present in person or by proxy) supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. Each Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost of approximately $3,500 for each Fund, plus out-of-pocket expenses estimated to be $500 for each Fund.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at each Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the Director nominees. In the case of Debt Strategies, assuming a quorum is present, the election of Directors will require a plurality of the votes cast by stockholders represented at the Meeting and entitled to vote. “Plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. In the case of SHIP, assuming a quorum is present, the election of Directors will require a majority of the total votes cast by the stockholders represented at the Meeting and entitled to vote.

Broker Non-Votes and Abstentions

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of each Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on the Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned

9

to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions are received, except as limited by agreement or applicable law, it will do so in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1.

Other Matters

Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the meeting or any adjournments thereof, the proxy holders will vote the Common Stock represented by properly executed proxies according to their judgment on those matters.

Independent Auditors’ Fees

The following table sets forth the aggregate fees paid to D&T for each Fund’s fiscal year ended February 28, 2002 for professional services rendered for: (i) the audit of the Funds’ annual financial statements and the review of financial statements included in the Funds’ reports to Stockholders; (ii) all other audit related services provided to each Fund; and (iii) all other non-audit services provided to the Fund, FAM, and entities controlling, controlled by or under common control with FAM that provide services to the Fund. For each Fund’s most recent fiscal year, the independent auditors did not render any professional services for financial information systems and design and implementation services to the Fund, FAM and entities controlling, controlled by or under common control with FAM that provide services to each Fund. The Committee of each Fund has determined that the provision of other audit related services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors. Representatives of D&T are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire and to respond to questions from stockholders.

Fund	Audit Fees Charged to the Fund	Other Audit Related Fees Charged to the Fund	Other Fees
Debt Strategies	$43,000	$34,700	$5,120,200
SHIP	$35,400	$34,700	$5,120,200

Address of Investment Adviser

The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

Each Fund will furnish, without charge, a copy of its annual report for the Fund’s last fiscal year to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Bradley J. Lucido, Secretary, or to 1-800-637-3863.

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Stockholder Proposals

If a stockholder of either Fund intends to present a proposal at the 2003 Annual Meeting of Stockholders of such Fund, each of which is anticipated to be held in May 2003, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the appropriate Fund by December 19, 2002. The persons named as proxies in the proxy materials for the 2003 Annual Meetings of Stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by March 6, 2003. Written proposals and notices should be sent to the Secretary of the respective Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08536).

By Order of the Boards of Directors BRADLEY J. LUCIDO Secretary of Debt Strategies Fund, Inc. and Senior High Income Portfolio, Inc.

Dated: April 17, 2002

11

DEBT STRATEGIES FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of Debt Strategies Fund, Inc. (the “Fund”) held of record by the undersigned on March 28, 2002 at the annual meeting of stockholders of the Fund to be held on May 23, 2002 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2002

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

2

SENIOR HIGH INCOME PORTFOLIO, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of Senior High Income Portfolio, Inc. (the “Fund”) held of record by the undersigned on March 28, 2002 at the annual meeting of stockholders of the Fund to be held on May 23, 2002 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2002

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

2